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Exhibit 10.2

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.,

as Issuer,

THE GUARANTORS HEREAFTER PARTIES HERETO,

as Guarantors

and

WILMINGTON TRUST FSB,

as Trustee and Collateral Agent

FIRST SUPPLEMENTAL INDENTURE

Dated as of February 7, 2011

Supplementing the Indenture, Dated as of May 19, 2010

Providing for the

Amendment to the Terms of 10% Senior Secured Notes due 2017

        THIS FIRST SUPPLEMENTAL INDENTURE, dated as of February 7, 2011 (the "First Supplemental Indenture"), is by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), the guarantors listed on Exhibit A hereto (the "Guarantors") and WILMINGTON TRUST FSB, as trustee (the "Trustee") and collateral agent (the "Collateral Agent"), for the Company's 10% Senior Secured Notes due 2017 (the "2017 Notes").

        Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to thereto in the Original Indenture (as defined below).

RECITALS

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of May 19, 2010, providing for the issuance of the 2017 Notes (the "Original Indenture" and as amended, supplemented, waived or otherwise modified, the "Indenture");

        WHEREAS, the Company intends to enter into an agreement and plan of merger with, among other parties, Herley Industries, Inc., a Delaware corporation ("Herley"), pursuant to which Herley will become a wholly owned subsidiary of the Company following the acquisition of all of Herley's issued and outstanding capital stock through a tender offer followed by a subsequent merger transaction (the "Herley Acquisition");

        WHEREAS, the Company has formed a Wholly-Owned Unrestricted Subsidiary ("Acquisition Holdco"), which the Company intends to cause to issue up to $325.0 million in aggregate principal amount of Acquisition Holdco's new senior secured notes (the "Acquisition Notes") to finance a portion of the purchase price of the Herley Acquisition and related transaction fees and expenses and for general corporate purposes;

        WHEREAS, following the consummation of the Herley Acquisition, it is contemplated that Acquisition Holdco will be redesignated as a Restricted Subsidiary of the Company and will be merged into the Company, the Acquisition Notes will be exchanged (the "Exchange Debt Offering") by the Company for Additional Notes to be issued by the Company under the Indenture, which will be guaranteed by all of the Guarantors, and secured by the same collateral as the 2017 Notes on a pari passu basis;

        WHEREAS, the Company's Consolidated Fixed Charge Coverage Ratio determined on a pro forma basis, after giving effect to the Herley Acquisition and the incurrence of such additional Indebtedness and the application of proceeds thereof, might not at the time of the Exchange Debt Offering be greater than 2.00 to 1.00 for purposes of the incurrence test contained in the proviso to Section 4.08(a) of the Original Indenture;

        WHEREAS, as of the date of this First Supplemental Indenture, $225.0 million aggregate principal amount of 2017 Notes remain outstanding;

        WHEREAS, Section 9.02 of the Original Indenture provides that the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee or Collateral Agent, as applicable, together, with the written consent of Holders representing at least a majority in aggregate principal amount of the outstanding 2017 Notes affected by such supplemental indenture may enter into an indenture supplemental to the Original Indenture for the purpose of amending or supplementing the Original Indenture;

        WHEREAS, the Company has requested the Trustee to join with it in entering into this First Supplemental Indenture for the purpose of amending the Original Indenture to amend Section 4.08(a) in the Original Indenture, to permit the issuance of Additional Notes in connection with the Herley Acquisition, as permitted by Section 9.02 of the Original Indenture;

        WHEREAS, the Company has been soliciting consents to this First Supplemental Indenture upon the terms and subject to the conditions set forth in its Consent Letter, dated January 31, 2011, and the related consent (which together, including any amendments, modifications or supplements thereto, constitute the "Consent Solicitation"); and

        WHEREAS, (1) the Company and the Guarantors have been authorized by a Board Resolution to enter into an indenture supplemental to the Original Indenture, (2) the Company has received the written consent of the Holders of more than a majority in principal amount of the outstanding 2017 Notes, all as certified by an Officers' Certificate delivered to the Trustee simultaneously with the execution and delivery of this First Supplemental Indenture, (3) the Company has delivered to the Trustee simultaneously with the execution and delivery of this First Supplemental Indenture an Opinion of Counsel relating to this First Supplemental Indenture as contemplated by Section 11.04 of the Original Indenture and (4) the Company has satisfied all other conditions required under Article Nine of the Original Indenture to enable the Company and the Trustee to enter into this First Supplemental Indenture.

        NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the 2017 Notes, as follows:

AGREEMENTS

ARTICLE I

AMENDMENTS TO INDENTURE; EFFECTIVENESS OF AMENDMENTS

        Section 1.1    Amendments to the Indenture.

        (a)   Section 1.01 of the Indenture is hereby amended by adding the following definitions:

        "Herley" means Herley Industries, Inc., a Delaware corporation.

        "Herley Acquisition" means the acquisition by the Company through one or more of its Subsidiaries of all of the issued and outstanding capital stock of Herley.

        (b)   Section 4.08(a) of the Indenture is hereby amended by adding a new sentence at the end thereof as follows:

        "Notwithstanding the foregoing proviso, the Company may incur Indebtedness and any of its Restricted Subsidiaries that is a Guarantor may incur Indebtedness in the form of Additional Notes in an aggregate principal amount of up to $325.0 million to the extent issued in exchange for Indebtedness incurred by an Unrestricted Subsidiary and to the extent incurred by such Unrestricted Subsidiary of the Company to fund a portion of the purchase price of the Herley Acquisition and related transaction fees and expenses and for general corporate purposes without regard to the Consolidated Fixed Charge Coverage Ratio of the Company at the time of such incurrence or after giving effect to the incurrence thereof."

        Section 1.2    Effectiveness of this First Supplemental Indenture.    This First Supplemental Indenture is entered into pursuant to and consistent with Section 9.02 of the Indenture, and nothing herein shall constitute a waiver, amendment, modification or deletion of the Indenture requiring the approval of each Holder affected thereby pursuant to clauses (1) through (9) of the first paragraph of Section 9.02 of the Indenture. Upon the execution of this First Supplemental Indenture by the Company, the Guarantors, the Trustee and the Collateral Agent, the Indenture shall be amended and supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes and each Holder shall be bound thereby; provided, however, that the provisions of the Indenture referred to in Section 1.1 above (such provisions being referred to as the "Section 1.1 Provisions") will remain in effect in the form they existed prior to the execution of this First Supplemental Indenture, and the waivers, amendments and modifications to the Section 1.1 Provisions will not become operative, and the terms of the Indenture will not be waived, amended or modified, in each case, unless (x) at least one Business Day prior to the consummation of the Exchange Debt Offering, the Company has not delivered to the Trustee an Officers' Certificate pursuant to which the Company notifies the Trustee that it does not desire this First Supplemental Indenture to become effective (in which case this First Supplemental Indenture shall thereafter be deemed to be ineffective for all purposes under the Indenture), (y) the Company has made a cash payment to the Trustee immediately prior to the consummation of the Exchange Debt Offering in an amount equal to $5 per $1,000 principal amount of all 2017 Notes for the account of each Holder in whose name a 2017 Note was registered at 5:00 p.m., New York City time, on January 28, 2011, regardless of whether such Holder consented to the proposed amendments to the Indenture contained herein and (z) Herley becomes a Wholly-Owned Restricted Subsidiary of the Company and a Guarantor substantially contemporaneously with the consummation of the Exchange Debt Offering.

ARTICLE II

MISCELLANEOUS PROVISIONS

        Section 2.1    Confirmation of the Original Indenture.    The Original Indenture, as heretofore supplemented and amended by this First Supplemental Indenture, as well as the 2017 Notes, are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of 2017 Notes, heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of each shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this First Supplemental Indenture shall control.

        Section 2.2    Governing Law.    This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made or instruments entered into and, in each case, performed in said state.

        Section 2.3    Successors.    All agreements of the Company in this First Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

        Section 2.4    Duplicate Originals.    All parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or pdf shall constitute effective execution and delivery of this First Supplemental Indenture. Signatures of the parties hereto transmitted by facsimile or pdf shall be deemed to be their original signatures for all purposes.

        Section 2.5    Severability.    In case any one or more of the provisions in this First Supplemental Indenture or in the 2017 Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

        Section 2.6    Trustee Not Responsible for Recitals.    The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

        Section 2.7    Effect of Headings.    The Section headings herein are for convenience only and shall not affect the construction thereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year written above.

KRATOS DEFENSE SYSTEMS & SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
AI METRIX, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
DEFENSE SYSTEMS, INCORPORATED
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
DIGITAL FUSION SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
DIGITAL FUSION, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
DTI ASSOCIATES, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
HAVERSTICK CONSULTING, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer

HAVERSTICK GOVERNMENT SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
HGS HOLDINGS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
JMA ASSOCIATES, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
KRATOS COMMERCIAL SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
KRATOS GOVERNMENT SOLUTIONS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
KRATOS MID-ATLANTIC, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
KRATOS SOUTHEAST, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer

KRATOS SOUTHWEST, L.P.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
KRATOS TEXAS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
MADISON RESEARCH CORPORATION
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
POLEXIS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
REALITY BASED IT SERVICES, LTD.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
ROCKET SUPPORT SERVICES, LLC
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
SHADOW I, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer

SHADOW II, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
SHADOW III, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
SUMMIT RESEARCH CORPORATION
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
SYS
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
WFI NMC CORP.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
CHARLESTON MARINE CONTAINERS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
DALLASTOWN REALTY I, LLC
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer

DALLASTOWN REALTY II, LLC
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
GICHNER HOLDINGS, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
GICHNER SYSTEMS GROUP, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
GICHNER SYSTEMS INTERNATIONAL, INC.
By:	/s/ Deanna H. Lund
	Name:	Deanna H. Lund
	Title:	Executive Vice President & Chief Financial Officer
WILMINGTON TRUST FSB, as Trustee and Collateral Agent
By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

EXHIBIT A

Guarantors

AI METRIX, INC.

DEFENSE SYSTEMS, INCORPORATED

DIGITAL FUSION SOLUTIONS, INC.

DIGITAL FUSION, INC.

DTI ASSOCIATES, INC.

HAVERSTICK CONSULTING, INC.

HAVERSTICK GOVERNMENT SOLUTIONS, INC.

HGS HOLDINGS, INC.

JMA ASSOCIATES, INC.

KRATOS COMMERCIAL SOLUTIONS, INC.

KRATOS GOVERNMENT SOLUTIONS, INC.

KRATOS MID-ATLANTIC, INC.

KRATOS SOUTHEAST, INC.

KRATOS SOUTHWEST, L.P.

KRATOS TEXAS, INC.

MADISON RESEARCH CORPORATION

POLEXIS, INC.

REALITY BASED IT SERVICES, LTD.

ROCKET SUPPORT SERVICES, LLC

SHADOW I, INC.

SHADOW II, INC.

SHADOW III, INC.

SUMMIT RESEARCH CORPORATION

SYS

WFI NMC CORP.

CHARLESTON MARINE CONTAINERS, INC.

DALLASTOWN REALTY I, LLC

DALLASTOWN REALTY II, LLC

GICHNER HOLDINGS, INC.

GICHNER SYSTEMS GROUP, INC.

GICHNER SYSTEMS INTERNATIONAL, INC.

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  Exhibit 10.2